Exhibit 99.2

Consumer Portfolio Services, Inc.Historical Timeline of Significant Events Nasdaq: CPSS

Cautionary Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS' sticker symbol, which is "CPSS."

Founded March 1991AcquiredG&A Financial Appointed servicer of RTC portfolios, $16.5 million Flow purchase program with GECC YTD $1.4 mm contracts purchased 1991

YTD $16.1 mm contracts purchased IPO -$5.0 mm for 20% of Company @ $5.00 per share1992GECC commitment fulfilled

5YTD $35.9 mm contracts purchased $50.0 mm contract purchase commitment from institutional investor -“A” rated ABS structures $2.0 mm convertible note issued to institutional investor $3.0 mm convertible note issued to institutional investor A second $50.0 mm contract purchase commitment from institutional investor 1993

$20.0 mm public RISRs1995 YTD $192.5 mm contracts purchased Managed portfolio = $288.9 mm$56.5 mm ABS (first “B” Piece) $100.0 mm warehouse with GECC$20.1 mm ABS $51.9 mm ABS$47.4 mm ABS $13.3 mm secondary equity offering $20.0 mm public RISRs 1995

$88.9 mm ABS(first public issuance)2 for 1 stock split1996 $92.9 mm ABS $88.9 mm ABS(first public issuance)2 for 1 stock split $67.1 mm ABS $92.1 mm ABS YTD $351.4 mm contracts purchased Managed portfolio = $505.9 mm

Est. servicing branch in Chesapeake, VA 1997 $119.4 mm ABS $150.0 mm warehouse with First Union $105.9 mm ABS $102.3 mm ABS $15.0 mm Stanwich Financial debt $20.0 mm public PENs $150.0 mm ABS YTD $600.1 mm contracts purchased Managed portfolio = $902.7 mm

10 YTD $1.1 billion contracts purchased Managed portfolio = $1,538.9 mm $187.0 mm ABS$211.0 mm ABS$240.3 mm ABS$310.0 mm ABS$33.0 mm residual financing Cross collateralized ABS hit default levels -Cash releases suspended Equity downgraded; Stock to $2.00Global financial crisis temporarily cripples ABS markets First LLCP debt; $25.0 mm plus 3 mm warrants1998

1999

JAN

$5.0 mm new LLCP debt; 1.3 mm warrants

Fairlane flow purchase program starts

$318.0 mm contract sale to GECC at discount; servicing released

GECC & First Union warehouse lines terminated

FSA agrees to 21% enhancement on existing deals; ABS resume cash releases

YTD $28.0 mm spread cash released

DEC

YTD $424.4 mm contracts purchased

Managed portfolio = $821.0 mm

Approx. $420 mm sold, servicing released

11

2000 YTD $81.0 mm spread cash released YTD $607.0 mm contracts purchased Managed portfolio = $411.9 mm Approx. $600 mm sold, servicing released$16.0 mm new LLCP debt Nuvel flow purchase program starts Residual facility paid of CPS named in Stanwich Financial litigation$75.0 mm warehouse facility with Greenwich & FSA

2001 YTD $672.3 mm contracts purchased Managed portfolio = $285.5 mm Approx. $ 535 mm sold, servicing released YTD $43.7 mm spread cash released$8.0 mm debt repurchase from LLCP & Stanwich Financial Nuvell program terminated$82.6 mm ABS, insured by FSA, marks return to ABS market

2002

JAN

Acquired MFN for $123.2 mm

($380.0 mm portfolio)

$55.0 mm ABS

$100.0 mm additional warehouse with West LB & XL Capital

Fairlane program terminated

$130.5 mm ABS; (first XL Capital deal)

$99.3 mm ABS

DEC

YTD $463.3 mm contracts purchased

Managed portfolio = $595.2 mm

Approx. $180 mm sold, servicing released

14

2003 Change in ABS structures to eliminate gain on sale in favor of portfolio accounting YTD $357.3 mm contracts purchased Managed portfolio = $741.1 mm Acquired TFC for $23.7 mm($150.0 mm portfolio) $25.0 mm new LLCP debt $87.5 mm ABS $145.4 mm ABS$109.0 mm ABS$75.0 mm ABS

2004

JAN

Acquired SeaWest assets for $63.2 mm

($75.0 mm portfolio)

$25.0 mm new LLCP debt

$44.0 mm “BBB” rated “NIM” ABS

Stanwich Financial debt repaid; Settling primary claims in CA litigation

$82.1 mm ABS

$96.4 mm ABS

$100.0 mm replacement warehouse with UBS

$92.8 mm ABS insured by Radian & XL Capital

(TFC & SeaWest)

$100.0 mm ABS

$120.0 mm ABS

DEC

YTD $447.2 mm contracts purchased

Managed portfolio = $906.9 mm

16

2005 $137.4 mm ABS Settlement of Stanwich Financial BK claim in CA$100.0 mm Renewable Note registration First profitable quarter since change in ABS structures to portfolio accounting$137.5 mm ABSYTD $691.3 mm contracts purchased Managed portfolio = $1,121.7 mm$195.0 mm ABS Second warehouse with Bear Stearns of $150.0 mm$45.8 mm NIM ABS$228.5 mm ABS in two deals (TFC collateral insured by Assured Guaranty)

Consumer Portfolio Services, Inc. Nasdaq: CPSS